UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2014

3D SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 Three D Systems Circle Rock Hill, South Carolina	29730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (803) 326-3900

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 19, 2014, the Company held an Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders:

(i)	elected the whole Board of Directors to serve until the next annual meeting and until their successors are duly elected and qualified;

(ii)	ratified the selection of BDO USA, LLP as its independent registered public accounting firm for the year ending December 31, 2014; and

(iii)
approved, on an advisory basis, the 2013 executive compensation for its named executive officers listed in the Summary Compensation Table included in the Proxy Statement for this Annual Meeting, as disclosed in “Executive Compensation” set forth in such Proxy Statement pursuant to Item 402 of Regulation S-K.

A total of 76,109,320 shares of Common Stock were present in person or represented by proxy at the Annual Meeting, consisting of approximately 73.74% of the voting power of the Company entitled to vote.

The Company’s stockholders approved the proposals listed below, which proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting that was filed with the Securities and Exchange Commission (“SEC”) on April 1, 2014.  The final votes on the proposals presented at the Annual Meeting are as follows:

Proposal One:

Election of whole Board of Directors to serve until the next annual meeting and until their successors are duly elected and quailed was approved by the following vote:

	Number of Votes
	In Favor	Withheld	Non-Votes
Nominees for Election to Board of Directors:
William E. Curran	37,473,479	512,785	38,123,056
Peter H. Diamandis	37,463,251	523,013	38,123,056
Charles W. Hull	37,433,998	552,266	38,123,056
Jim D. Kever	37,400,015	586,249	38,123,056
G. Walter Loewenbaum, II	36,818,188	1,168,076	38,123,056
Kevin S. Moore	37,413,962	572,302	38,123,056
Abraham N. Reichental	37,445,908	540,356	38,123,056
Daniel S. Van Riper	36,863,568	1,122,696	38,123,056
Karen E. Welke	36,876,594	1,109,670	38,123,056

Proposal Two:

Ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014 was approved by the following vote:

Votes For	Votes Against	Abstentions
75,020,667	752,846	335,807

Proposal Three:

Approval, on an advisory basis, the 2013 executive compensation for the Company’s named executive officers listed in the Summary Compensation Table included in the Proxy Statement for this Annual Meeting, as disclosed in “Executive Compensation” set forth in such Proxy Statement pursuant to Item 402 of Regulation S-K.

Votes For	Votes Against	Abstentions	Non-Votes
31,010,403	6,625,341	350,520	38,123,056

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: May 19, 2014
By: /s/ Andrew M. Johnson
(Signature)
Name: Andrew M. Johnson
Title: Vice President, General Counsel and Secretary